SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ⌧

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

⌧	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ClearSign Technologies Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

⌧	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ClearSign Technologies Corporation

8023 E. 63rd PL Suite 101

Tulsa, OK 74133

Dear Shareholder:

You are invited to attend the 2022 annual meeting of shareholders of ClearSign Technologies Corporation (the “Annual Meeting”) on June 6, 2022 at 1:00 p.m. Central Daylight Standard Time. In order to protect the health and safety of our shareholders and employees, the Annual Meeting will be completely virtual conducted live via the Internet. You will be able to attend the Annual Meeting online and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/CLIR2022.

At this year’s meeting, you will be asked to: (1) elect five directors to serve until the election and qualification of their successors; (2) approve, on an advisory basis, the appointment of BPM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and (3) approve, on an advisory basis, the compensation paid to our named executive officers.

The Board of Directors has fixed the close of business on April 14, 2022 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment and postponements thereof (the “Record Date”).

Please use this opportunity to take part in the affairs of the Company by voting on the business to come before this meeting. If you are a record holder of the Company’s common stock on the Record Date, you are eligible to vote with respect to these matters either electronically, at the meeting, or by proxy. It is important that your shares be voted, whether or not you plan to attend the meeting, to ensure the presence of a quorum. We urge you to authorize your proxy in advance by following the instructions printed on it. Returning the proxy does NOT deprive you of your right to attend the virtual meeting and vote your shares.

Sincerely,

/s/ Colin James Deller
Colin James Deller, Chief Executive Officer

Tulsa, Oklahoma
April 22, 2022

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 6, 2022; THIS PROXY STATEMENT AND THE ANNUAL REPORT ON FORM 10-K ARE AVAILABLE AT WWW.PROXYVOTE.COM

ClearSign Technologies Corporation

8023 E. 63rd PL Suite 101

Tulsa, OK 74133

Notice of Annual Meeting of Shareholders

to be held June 6, 2022

To the Shareholders of ClearSign Technologies Corporation:

The Annual Meeting of Shareholders will at 1:00 p.m. Central Daylight Standard Time on June 6, 2022. The Annual Meeting will be a virtual meeting of shareholders conducted live via the Internet. You will be able to attend the Annual Meeting online by visiting www.virtualshareholdermeeting.com/CLIR2022. During the Annual Meeting, shareholders will be asked to:

(1)	elect five directors to serve until the election and qualification of their successors;

(2)	approve, on an advisory basis, the appointment of BPM LLP as our independent registered public accounting firm for the year ending December 31, 2022; and

(3)	approve, on an advisory basis, the compensation paid to our named executive officers;

If you are a shareholder of record as of April 14, 2022, you may vote at the Annual Meeting as further described in the accompanying proxy statement. The Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”), proxy statement and form of proxy are being distributed and made available on the Internet on or about April 22, 2022.

Dated: April 22, 2022

By order of the Board of Directors

/s/ Brent Hinds
Brent Hinds
Vice President of Finance & Controller

Whether or not you expect to attend the Annual Meeting, please vote at your earliest convenience by following the instructions in the Notice of Internet Availability or the proxy card you received in the mail.

ClearSign Technologies Corporation

8023 E. 63rd PL Suite 101

Tulsa, OK 74133

PROXY STATEMENT

FOR 2022 ANNUAL MEETING OF SHAREHOLDERS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 6, 2022

The proxy statement and annual report on Form 10-K for the year ended December 31, 2021 are available at [www.proxyvote.com].

In accordance with U.S. Securities and Exchange Commission (the “SEC”) rules, we are providing access to our proxy materials in connection with the solicitation of proxies by our board of directors (“Board”) for our virtual annual meeting of shareholders (the “Annual Meeting”) to be held on June 6, 2022, at 1:00 p.m. Central Daylight Standard Time over the Internet to our shareholders rather than in paper form, which reduces the environmental impact of the Annual Meeting and our costs.

Accordingly, if you are a shareholder of record, a one-page Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) has been mailed to you on or about April 22, 2022. Shareholders of record may access the proxy materials on the website listed above or request a printed set of the proxy materials be sent to them by following the instructions in the Notice of Internet Availability. The Notice of Internet Availability also explains how you may request that we send future proxy materials to you by e-mail or in printed form by mail. If you choose the e-mail option, you will receive an e-mail next year with links to those materials and to the proxy voting site. We encourage you to choose this e-mail option, which will allow us to provide you with the information you need in a timely manner, will save us the cost of printing and mailing documents to you and will conserve natural resources. Your election to receive proxy materials by e-mail or in printed form by mail will remain in effect until you terminate it.

If you are a beneficial owner, you will not receive a Notice of Internet Availability directly from us, but your broker, bank or other intermediary will forward you a notice with instructions on accessing our proxy materials and directing that organization how to vote your shares, as well as other options that may be available to you for receiving our proxy materials.

Our Board encourages you to read this document thoroughly and to take this opportunity to vote on the matters to be decided at the Annual Meeting. You will be able to attend the Annual Meeting online. To participate in the Annual Meeting, visit www.virtualshareholdermeeting.com/CLIR2022 and enter the 16-digit control number included on your Notice of Internet Availability, proxy card, or voting instruction form. You may begin to log into the meeting platform beginning at 12:45 p.m. Central Daylight Standard Time on June 6, 2022.

Shareholders will also have the opportunity to submit questions during the Annual Meeting through www.virtualshareholdermeeting.com/CLIR2022. A technical support telephone number will be posted on the log-in page of www.virtualshareholdermeeting.com/CLIR2022 you can call if you encounter any difficulties accessing the virtual meeting during the meeting.

IMPORTANT NOTICE

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE REQUEST THAT YOU VOTE BY TELEPHONE, OVER THE INTERNET OR BY MARKING, DATING, AND SIGNING THE ENCLOSED PROXY CARD AND RETURNING IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. SIGNING AND RETURNING A PROXY WILL NOT PREVENT YOU FROM VOTING AT THE MEETING.

THANK YOU FOR ACTING PROMPTLY

ABOUT THE MEETING: QUESTIONS AND ANSWERS

What am I voting on?

At this year’s meeting, you will be asked to:

(1)	elect five directors to serve until the election and qualification of their successors;
(2)	approve, on an advisory basis, the appointment of BPM LLP as our independent registered public accounting firm for the year ending December 31, 2022; and
(3)	approve, on an advisory basis, the compensation paid to our named executive officers;

Who is entitled to vote at the Annual Meeting, and how many votes do they have?

Shareholders of record at the close of business on April 14, 2022 (the “Record Date”) may vote at the Annual Meeting. Each share of our common stock has one vote. There were 32,160,131 shares of common stock outstanding on April 14, 2022.

How do I vote?

You may vote over the Internet, by telephone, by mail, or at the Annual Meeting.

Vote by Internet. You can vote via the Internet at www.proxyvote.com. You will need to use the control number appearing on your proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on Sunday, June 5, 2022. Internet voting is available 24 hours a day. If you vote via the Internet, you do not need to vote by telephone or return a proxy card.

Vote by Telephone. You can vote by telephone by calling the toll-free telephone number 1-800-579-1639. You will need to use the control number appearing on your proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 p.m. Eastern Time on Sunday, June 5, 2022. Telephone voting is available 24 hours a day. If you vote by telephone, you do not need to vote over the Internet or return a proxy card.

Vote by Mail. If you received a printed proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided to ClearSign Technologies Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.

Vote at the Meeting. You may vote during the Annual Meeting by going to www.virtualshareholdermeeting.com/CLIR2022. You will need the 16-digit control number included on your Notice of Internet Availability, proxy card, or voting instruction form. If you previously voted via the Internet or by telephone or mail, you will not limit your right to vote online at the Annual Meeting.

If you vote by Internet, telephone or mail, you will be designating Colin James Deller, our Chief Executive Officer, and/or Brent Hinds, our Vice President and Controller, Treasurer, as your proxy(ies). They may act together or individually on your behalf, and will have the authority to appoint a substitute to act as proxy.

Submitting a proxy will not affect your right to attend the Annual Meeting and vote electronically.

If your shares are held in the name of a bank, broker or other nominee, you will receive separate voting instructions from your bank, broker or other nominee describing how to vote your shares. The availability of Internet voting will depend on the voting process of your bank, broker or other nominee. Please check with your bank, broker or other nominee and follow the voting instructions it provides.

Can I receive future materials via the Internet?

If you vote by Internet, simply follow the prompts for enrolling in electronic proxy delivery service. This will reduce the Company’s printing and postage costs in the future, as well as the number of paper documents you will receive.

What is a proxy?

A proxy is a person you appoint to vote on your behalf. By using the methods discussed above, you will be appointing Colin James Deller, our Chief Executive Officer and Corporate Secretary, and/or Brent Hinds, our Vice President of Finance, Controller, and Treasurer, as your proxies. They may act together or individually to vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Annual Meeting, please vote by proxy so that your shares of common stock may be counted.

How will my proxy vote my shares?

If you are a shareholder of record, your proxy will vote according to your instructions. If you choose to vote by mail and complete and return the enclosed proxy card but do not indicate your vote, your proxy will vote “FOR” the election of the director-nominees (see Proposal 1), “FOR” the approval, on an advisory basis, of BPM LLP as our independent registered public accounting firm for the year ending December 31, 2022 (see Proposal 2), and “FOR” approving, on an advisory basis, of the compensation paid to our named executive officers (see Proposal 3).

We do not intend to bring any other matter for a vote at the Annual Meeting, and we do not know of anyone else who intends to do so, however, we will transact any such other business as may properly come before the Annual Meeting or any adjournments thereof. Your proxies are authorized to vote on your behalf, using their best judgment, on any other business that properly comes before the Annual Meeting.

If your shares are held in the name of a bank, broker or other nominee (a “Nominee”), you will receive separate voting instructions from your Nominee describing how to vote your shares. The availability of Internet voting will depend on the voting process of your Nominee. Please check with your Nominee and follow the voting instructions your Nominee provides.

You should instruct your Nominee how to vote your shares. If you do not give voting instructions to the Nominee, the Nominee will determine if it has the discretionary authority to vote on the particular matter. Under applicable regulations, brokers and other intermediaries have the discretion to vote on routine matters, such as the ratification of the selection of an independent registered public accounting firm, but do not have discretion to vote on non-routine matters. Under applicable regulations, the uncontested election of directors is no longer considered a routine matter. Matters related to executive compensation and to the implementation of, or a material revision to, an equity incentive plan are also not considered a routine matter. As a result, if you are a beneficial owner and hold your shares in street name, but do not give your Nominee instructions on how to vote your shares with respect to Proposals 1 and 3, votes may not be cast on your behalf. If your Nominee indicates on its proxy card that it does not have discretionary authority to vote on a particular proposal, your shares will be considered to be “broker non-votes” with regard to that matter. Broker non-votes will be counted as present for purposes of determining whether enough votes are present to hold our Annual Meeting, but a broker non-vote will not otherwise affect the outcome of a vote.

How do I change my vote?

If you are a shareholder of record, you may revoke your proxy at any time before your shares are voted at the Annual Meeting by:

●	notifying our Vice President of Finance, Controller, and Treasurer, Brent Hinds, by e-mail to brent.hinds@clearsign.com that you are revoking your proxy;

●	submitting a proxy at a later date via the Internet or telephone or by signing and delivering a proxy card relating to the same shares and bearing a later date than the date of the previous proxy prior to the vote at the Annual Meeting, in which case your later-submitted proxy will be recorded, and your earlier proxy revoked; or
●	attending and voting at the Annual Meeting.

If your shares are held in the name of a Nominee, you should check with your Nominee and follow the voting instructions provided by your Nominee.

Who will count the votes?

A representative of Broadridge Financial Solutions, Inc. will tabulate the votes and act as the inspector of election.

What constitutes a quorum?

The holders of a majority of the Company’s eligible votes as of the Record Date, either present or represented by proxy, constitute a quorum. A quorum is necessary in order to conduct the Annual Meeting. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. If a quorum is not present at the Annual Meeting, the shareholders present in person or by proxy may adjourn the meeting to a later date. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each shareholder of record entitled to vote at the meeting.

What vote is required to approve each proposal?

Election of Directors. For Proposal 1, the election of directors, the nominees will be elected by a plurality of the votes of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. You may choose to vote, or withhold your vote, separately for each nominee. A properly executed proxy with voting instructions marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purposes of determining whether there is a quorum.

Approval, on an Advisory Basis, of the Appointment of BPM LLC as the Company’s Independent Registered Public Accounting Firm. This is an advisory vote only and not binding on the Company. The Audit Committee will consider the outcome of this vote when making future decisions regarding the appointment of an independent registered public accounting firm.

Approval, on an Advisory Basis, of the Compensation Paid to our Named Executive Officers. Proposal 3 is also an advisory vote only. This vote will not be binding on us, our Board, or our Compensation Committee. However, the Board and the Compensation Committee will consider the outcome of this vote when making future compensation decisions for our executive officers.

Other Proposals. So long as a quorum is present, in order to approve any other proposal that might properly come before the Annual Meeting, the affirmative vote of the holders of shares of common stock entitled to vote must exceed the votes cast against the proposal, except when a different vote is required by law or by our articles of incorporation.

Abstentions and broker non-votes with respect to any matter will be counted as present and entitled to vote on that matter for purposes of establishing a quorum, but will not be counted for purposes of determining the number of votes cast. Accordingly, abstentions and broker non-votes will have no effect on the outcome of voting with respect to any of the proposals.

What percentage of the Company’s common stock do our directors and officers own?

As of April 14, 2022, our current directors and executive officers beneficially owned approximately 25.1% of our common stock outstanding. See the discussion under the heading “Security Ownership of Certain Beneficial Owners and Management” on page 21 for more details.

Who is soliciting proxies, how are they being solicited, and who pays the cost?

We, on behalf of our Board, through our directors, officers, and employees, are soliciting proxies primarily by mail and the Internet. Proxies may also be solicited in person, by telephone, or facsimile. We will pay the cost of soliciting proxies. We will also reimburse stockbrokers and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the owners of our common stock.

We do not plan to employ a professional solicitation firm with respect to proposals to be presented at the Annual Meeting. However if, for example, we do not believe we will meet the quorum requirements set forth in our bylaws, we may retain a proxy solicitation firm to solicit proxies. If we do so, we will pay a fee for those services and will reimburse the proxy solicitation firm for payments made to brokers and other nominee holders for their expenses in forwarding soliciting material. We may also agree that the proxy solicitation firm’s fees may increase if certain changes in the scope of its services occur.

Who is the independent registered public accounting firm, and will they be represented at the Annual Meeting?

BPM LLP served as the independent registered public accounting firm auditing and reporting on our consolidated financial statements for the year ended December 31, 2021 and has been appointed to serve as our independent registered public accounting firm for 2022. We expect that representatives of BPM LLP will not be present at the Annual Meeting.

What are the recommendations of the Board?

The recommendations of our Board are set forth together with the description of each proposal in this proxy statement. In summary, the Board recommends a vote:

●	FOR the election of the director nominees (see Proposal 1);
●	FOR the approval of BPM LLP as our independent registered public accounting firm for the year ending December 31, 2022 (see Proposal 2); and
●	FOR the approval of the compensation paid to our named executive officers (see Proposal 3);

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

If you sign and return your proxy card but do not specify how you want to vote your shares, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board.

GOVERNANCE OF THE COMPANY

The following table sets forth the names and ages of the directors and executive officers serving immediately prior to the Annual Meeting. Our officers are appointed by, and serve at the pleasure of, the Board.

Name	Age	Position
Colin James Deller	54	Chief Executive Officer, Corporate Secretary and Director
Brent Hinds	43	Vice President of Finance, Controller, Treasurer and Accounting Officer
Robert T. Hoffman Sr.	63	Director, Chairperson of the Board
Susanne L. Meline	54	Director, Lead Independent Director
Bruce A. Pate	64	Director
Judith S. Schrecker	69	Director

Our business, property and affairs are managed by, or under the direction of, our Board, in accordance with the Washington Business Corporation Act and our bylaws. Members of the Board are kept informed of our business through discussions with the Chief Executive Officer and other key members of management, by reviewing materials provided to them by management, and by participating in meetings of the Board and its Committees.

Shareholders may communicate with the members of the Board, either individually or collectively, or with any independent directors, individually or as a group, by writing to the Board at 8023 East 63rd Place Suite 101 Tulsa, Oklahoma 74133. These communications will be reviewed by the Corporate Secretary who, depending on the subject matter, will (i) forward the communication to the director or directors to whom it is addressed or who is responsible for the topic matter, (ii) attempt to address the inquiry directly (for example, where it is a request for publicly available information or a stock related matter that does not require the attention of a director), or (iii) not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. At each meeting of the Nominating and Corporate Governance Committee, the Corporate Secretary presents a summary of communications received and will make those communications available to any director upon request.

Independence of Directors

In determining the independence of our directors, we apply the definition of “independent director” provided under the listing rules of The Nasdaq Stock Market LLC (“Nasdaq”). Pursuant to these rules, the Board concluded its annual review of director independence in April 2022. After considering all relevant facts and circumstances, the Board affirmatively determined that all of the directors then serving on the Board, including those nominated for election at the Annual Meeting, are independent within the meaning of Nasdaq Listing Rule 5605(a)(2) and Rule 10A-3(b) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with the exception of Robert T. Hoffman Sr. and Colin James Deller.

Board Meetings and Committees of our Board

The Board has three standing committees, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, referred to in this proxy statement as the “Governance Committee” (collectively, the “Board Committees”). All members of the Board Committees are non-employee directors who are deemed independent. During the year ended December 31, 2021, the Board held nine meetings, the Audit Committee held six meetings, the Compensation Committee held eight meetings, and the Governance Committee held four meetings. Each of our directors attended at least 75% of the meetings held by the Board and the Board Committees of which he or she is a member. We do not have a policy with regard to Board attendance at the annual meetings. All of the members of our Board attended the 2021 annual meeting of shareholders.

Audit Committee

Immediately prior to the Annual Meeting, the Audit Committee was comprised of Judith Schrecker (Chairperson), Bruce Pate and Susanne Meline. The role of the Audit Committee includes, but is not limited to, the following:

●	overseeing management’s preparation of our financial statements and management’s conduct of the accounting and financial reporting processes;
●	appointing, compensating, retaining, and overseeing the work of the independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;
●	overseeing management’s maintenance of internal controls and procedures for financial reporting at least annually;
●	overseeing our compliance with applicable legal and regulatory requirements, including without limitation, those requirements relating to financial controls and reporting;
●	overseeing the independent registered public accounting firm’s qualifications and independence;
●	preparing the report required by the rules of the Securities and Exchange Commission to be included in our proxy statement; and
●	discharging such duties and responsibilities as may be required of the Audit Committee by the provisions of applicable laws, rules or regulations.

The Audit Committee is authorized (without seeking Board approval) to retain or terminate special legal, accounting or other advisors and may request any officer or employee of the Company or the Company’s outside counsel or independent registered public accounting firm to meet with any members of, or advisors to, the Audit Committee.

A copy of the charter of the Audit Committee is available on our website at www.clearsign.com (under “Investors-Corporate Governance-Governance Documents”).

Compensation Committee

Immediately prior to the Annual Meeting, the Compensation Committee was comprised of Susanne Meline (Chairperson), Bruce Pate, and Judith Schrecker. The role of the Compensation Committee is to:

●	review, approve, and recommend to the Board our compensation and benefits policies generally and the annual compensation (base salary, bonus and other benefits) for all of our executives, including our Chief Executive Officer;
●	administer the ClearSign Technologies Corporation 2021 Equity Incentive Plan, the 2013 Consultant Stock Plan and the ClearSign Technologies Corporation 2011 Equity Incentive Plan; and
●	annually review and make recommendations to the Board with respect to the compensation of non-executive directors, including any incentive plan compensation.

A copy of the charter of the Compensation Committee is available on our website at www.clearsign.com (under “Investors-Corporate Governance-Governance Documents”).

The Compensation Committee may engage outside advisers, including outside auditors, attorneys, and consultants, as it deems necessary to discharge its responsibilities. The Compensation Committee has sole authority to retain and terminate any compensation expert or consultant used to provide advice on compensation levels or assist in the evaluation of director, Chief Executive Officer or senior executive compensation, including sole authority to approve the fees of any expert or consultant and other retention terms. In addition, the Compensation Committee considers, but is not bound by, the recommendations of our Chief Executive Officer with respect to the compensation packages of our other executive officers.

Pursuant to the terms of the ClearSign Technologies Corporation 2021 Equity Incentive Plan, the Compensation Committee may delegate to one or more officers of the Company the authority to grant awards under the plan to participants who are not insiders of the Company.

Nominating and Corporate Governance Committee

Immediately prior to the Annual Meeting, the Governance Committee was comprised of Bruce Pate (Chairperson) and Susanne Meline. The role of the Governance Committee is to:

●	evaluate from time to time the appropriate size (number of members) of the Board and recommend any increase or decrease;
●	determine the desired skills and attributes of members of the Board, taking into account the needs of the business and listing standards;
●	establish criteria for prospective members, conduct candidate searches, interview prospective candidates, and oversee programs to introduce the candidate to us, our management, and operations;
●	review planning for succession to the position of Chief Executive Officer and other senior management positions;
●	annually recommend to the Board persons to be nominated for election as directors;
●	annually recommend to the Board the members and leadership of all standing committees, as well as leadership of the Board and to fill vacancies as needed;
●	adopt or develop for Board consideration corporate governance principles and policies; and
●	periodically review and report to the Board on the effectiveness of corporate governance procedures and the Board as a governing body, including conducting an annual self-assessment of the Board and its standing committees.

A copy of the charter of the Governance Committee is available on our website at www.clearsign.com (under “Investors-Corporate Governance-Governance Documents”). The members of the Governance Committee have reviewed the qualifications of the director-nominees.

Policy with Regard to Director Nominations

Shareholder proposals with regard to director nominations are reviewed by the Corporate Secretary for compliance with the requirements for such proposals, which are set forth in our Policy Regarding Shareholder Candidates for Nomination (the “Policy”). Shareholder proposals that meet these requirements will be summarized by the Corporate Secretary. Summaries and copies of the shareholder proposals are circulated to the Chairman of the Governance Committee.

The Governance Committee will consider director candidates recommended by shareholders. If a director candidate is recommended by a shareholder (a “Nominating Shareholder”), the Governance Committee expects to evaluate such candidate in the same manner it evaluates director candidates it identifies. The Policy requires a Nominating Shareholder to have continuously held at least 5% of the Company’s common stock for at least three years by the date the name of the candidate is submitted, and to continue to hold the common stock through the date of the annual meeting. The Policy permits a Nominating Shareholder to submit one candidate for consideration at any annual meeting of shareholders. Pursuant to the Policy, a Nominating Shareholder must submit a candidate for consideration as a director in writing to the Corporate Secretary; the submission must be received by a date not later than the 120th calendar day before the anniversary of the date that the prior year’s annual meeting proxy statement was released to shareholders (or if the annual meeting date has changed by more than 30 days, a reasonable time before we begin to print and mail the proxy statement) and must include the following information:

1.	The name, address and number of shares of common stock owned by the Nominating Shareholder;
2.	A representation that the Nominating Shareholder meets the requirements described above and will continue to meet them through the date of the annual meeting. If the Nominating Shareholder is not a registered holder of the Company’s common stock, the Nominating Shareholder must provide evidence of eligibility as provided in Exchange Act Rule 14a-8(b)(2).
3.	A description of all arrangements or understandings (whether written or oral) between or among the Nominating Shareholder and the candidate or any other person or entity (naming such person or entity) regarding the candidate’s nomination.
4.	All information regarding the candidate that the Company would be required to disclose in a proxy statement filed pursuant to the rules and regulations of the Securities and Exchange Commission with respect to a meeting at which the candidate would stand for election.
5.	Confirmation that the candidate is independent under the independence requirements established by the Company, Rule 10A-3(b) promulgated under the Exchange Act and Nasdaq Listing Rule 5605(a)(2), or if the candidate is not independent under all such criteria, a description of the reasons why the candidate is not independent.
6.	The consent of the candidate to serve as a member of the Company’s board of directors, if nominated and elected.
7.	A representation signed by the candidate that if elected he or she will:
(i)	represent all shareholders of the Company in accordance with applicable laws and the Company’s article of incorporation, bylaws and other policies;
(ii)	comply with all rules, policies or requirements generally applicable to non-executive directors; and
(iii)	upon request, complete and sign a customary director and officer questionnaire.

Our Policy Regarding Shareholder Candidates for Nomination is available on our website at www.clearsign.com (under “Investors-Corporate Governance-Governance Documents”).

Director Qualifications and Diversity

The Board seeks independent directors who represent a diversity of backgrounds, ages and experiences that will enhance the quality of the Board’s deliberations and decisions. Candidates should preferably have board experience with one or more companies or should have achieved a high level of distinction in their chosen fields. The Board is particularly interested in maintaining a mix that includes individuals who are active or retired executive officers and senior executives, particularly those with experience in combustion, technology, air pollution control and air emission regulation, intellectual property, start-up companies, research and development, strategic planning, business development, upstream, midstream and downstream oil and gas, energy, finance, accounting and banking, as well as impact investing and environmental, social and governance investing, reporting and/or compliance.

In evaluating nominations to the Board of Directors, the Governance Committee also looks for certain personal attributes, such as integrity, ability and willingness to apply sound and independent business judgment, comprehensive understanding of a director’s role as a fiduciary to shareholders and with respect to corporate governance, availability for meetings and consultation on Company matters, and the willingness to assume and carry out such fiduciary responsibilities. The Governance Committee took these specifications into account, as well as the Company’s contractual agreements, in formulating and re-nominating its present Board members. The current director candidates were recommended by the Governance Committee, which is comprised of independent directors.

Compensation Committee Interlocks and Insider Participation

None of our prior or current executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or the Compensation Committee.

Code of Ethics

We adopted a Code of Business Conduct and Ethics (“Code of Ethics”) applicable to our principal executive officer and principal financial and accounting officer and any persons performing similar functions, as well as to our employees, officers, directors, agents and representatives. The Code of Ethics requires, among other things, that all of the foregoing people avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner, and otherwise act with integrity and in our best interest. The Code of Ethics is available on our website at www.clearsign.com (under “Investors-Corporate Governance-Governance Documents”). We intend to satisfy the disclosure requirement regarding an amendment to, or a waiver from, a provision of our Code of Ethics that applies to members of our board of directors, our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions by posting the information on our Internet website, www.clearsign.com.

Employee, Officer, and Director Hedging

Our policy against insider trading prohibits all employees and directors from engaging in any short sales of our securities, hold our securities in a margin account, or pledge our securities as collateral for a loan.

Risk Oversight by the Board of Directors

It is management’s responsibility to assess and manage the various risks we face. It is the Board’s responsibility to oversee management in this effort, in order to ensure that risks and uncertainties that may relate to our ongoing operations and to our plans for the future are considered and sought to be managed appropriately. In exercising its oversight, the Board has allocated some areas of focus to its Committees and has retained areas of focus for itself, as more fully described below.

Full Board - Risks and exposures focused on by the full Board include risk management as a whole as well as strategic, financial and execution risks including cyber and safety risks, risks associated with intellectual property, the Foreign Corrupt Practices Act, and other current matters that may present material risk to our operations, plans, prospects or reputation. Throughout the year, the Chief Executive Officer discusses these risks with the Board during strategy reviews that focus on a particular function or aspect of our business.

Audit Committee - Risks and exposures focused on by the Audit Committee are those associated with financial matters, particularly financial reporting, tax, accounting, disclosure, internal control over financial reporting, financial policies, investment guidelines, and credit and liquidity matters.

Governance Committee - Risks and exposures focused on by the Governance Committee are those relating to corporate governance and management and director succession planning.

Compensation Committee - Risks and exposures focused on by the Compensation Committee are those associated with leadership assessment and compensation programs and arrangements, including incentive plans, to ensure that compensation incentives are aligned with our risk management objectives.

Board Leadership Structure

The Chairperson of the Board, if appointed pursuant to Section 4.5 of the Bylaws, presides at all meetings of the Board and the Annual Meeting of Shareholders. Mr. Hoffman was appointed as Chair of the Board at a special meeting of the Board held on November 6, 2018, at which time the Board determined to separate the offices of the Chief Executive Officer and the Chairperson. At that time, the Board believed such a leadership structure would increase the Board’s independence from management. Ms. Meline was appointed to the role of lead independent director at a meeting held on February 13, 2020. As the lead independent director, she acts as a liaison between the independent and non-independent directors. A determination regarding the designation and appointment of a Board Chair and/or lead independent director will be made each year following the Company’s Annual Meeting.

PROPOSAL 1 — ELECTION OF DIRECTORS

Nominees for Election

The Board of Directors is comprised of five members. Our Board, upon the recommendation of the Governance Committee, has nominated our five incumbent directors for re-election at the Annual Meeting. Each nominee has agreed, if elected, to serve until the election and qualification of his or her successor. If any nominee is unable to stand for election, which circumstance we do not anticipate, the Board may provide for a lesser number of directors or designate a substitute. In the latter event, shares represented by proxies may be voted for a substitute nominee.

If a quorum is present at the Annual Meeting, then nominees will be elected by a plurality of the votes cast. There is no cumulative voting in the election of directors.

The following biographical information is furnished as to each nominee for election as a director:

Robert T. Hoffman Sr.

Mr. Hoffman became a director of our Company in July 2018 in conjunction with the execution of a Voting Agreement between the Company and clirSPV LLC and was appointed as Chairman in November 2018. Mr. Hoffman served as the interim Chief Executive Officer for ClearSign between January 1, 2019, and April 1, 2019, prior to Dr. Deller’s appointment. Mr. Hoffman has more than 30 years of relevant capital markets experience and expertise. In 2011, Mr. Hoffman founded and continues to manage Princeton Opportunity Management LLC. Previously, he served as founder and managing partner of Candlewood Capital Management. The firm’s Candlewood Funds were a family of domestic and off-shore long/short funds which totaled more than $1 billion in primarily institutional assets. Mr. Hoffman also was a Managing Director and Portfolio Manager for the Growth & Income (G&I) mutual fund and institutional assets of what was originally Scudder Stevens and Clark, where he was responsible for all buy and sell decisions. During his tenure, G&I assets under management expanded from approximately $1.75 billion to more than $25 billion. Mr. Hoffman was also nominated by two separate governors to serve three terms as a Member and Chairman of the State of New Jersey Investment Council (SIC) from 1990 to 2002. The SIC has ultimate oversight responsibility for state and local pension funds totaling more than $80 billion. Mr. Hoffman’s career also includes service as the Assistant State Treasurer for Pensions and Investments for the State of New Jersey; Special Assistant to the Governor of New Jersey; and Mergers, and Acquisitions Analyst at ABN/LaSalle Bank. He holds an M.B.A. with Distinction from the Kellogg Graduate School of Management at Northwestern University and an Economics degree from Dartmouth College.

Susanne L. Meline

Ms. Meline became a director of our Company February 2018. She co-founded Francis Capital Management (“FCM”), a value-based investment advisor over 20 years ago, where she continues to work as a special situations advisor. Prior to co-founding FCM, Ms. Meline worked as an investment banker with Houlihan Lokey, a global investment bank serving corporations, institutions, and governments worldwide. She also practiced law in the corporate group of Jones Day, an international law firm that provides legal advisory services across multiple disciplines and jurisdictions. She is a Certified Director through the UCLA Anderson School of Management, a Board Leadership Fellow for the National Association of Corporate Directors (the “NACD”) and holds a CERT Certificate in CyberSecurity Oversight from the NACD and Carnegie Mellon University Software Engineering Institute. Ms. Meline is active in the board community as a speaker for NASDAQ’s Center for Board Excellence, NACD Director Education Conferences, the Athena Alliance, UCLA Corporate Governance Distinguished Speaker series and as a content provider for the Small Cap Institute. She received a B.A. in political science from UCLA, and a J.D. from the UC Hastings College of the Law and currently serves on the board of directors of Ra Medical Systems, Inc. (NYSE American: RMED) and has also served on the board of directors of Finomial Corporation and AquaMetals Corporation.

Bruce A. Pate

Mr. Pate became a director of our Company in January 2019. Mr. Pate is the general partner of Pate Capital Partners LP, which he founded in 2004 to invest in publicly traded companies with a special emphasis in energy and resource-related sectors. Prior to founding Pate Capital Partners LP, Mr. Pate spent over 20 years at Morgan Stanley & Co. as a principal of the firm, where he managed fixed income and equity portfolios for entrepreneurs, foundations, and corporations.

Judith S. Schrecker

Ms. Schrecker became a director of our Company in February 2021. Ms. Schrecker brings more than 40 years of financial and operating leadership and board participation with broad international experience. Most recently Ms. Schrecker was VP of Finance of Flat Rolled Products at ATI – Allegheny Technologies, Inc., a Global manufacturer of technically advanced specialty materials and complex components, overseeing revenues of over $1 billion. Prior to that Ms. Schrecker was Chief Financial Officer of Alcoa’s Global Rolled Products business and a member of the executive council of the company. Under her leadership, the Global Rolled Products business achieved historically high profitability. Ms. Schrecker previously served on the boards of Finacity Corporation and Dress for Success Worldwide. She attended the University of Pittsburg Graduate School of Public and International Affairs along with a B.A. in History, Economics, and Latin American Studies from Temple University. Additionally, Ms. Schrecker is a 2020 Exceptional Women Awardees Foundation (EWA) recipient.

Colin James Deller

Dr. Deller joined us as our President in February 2019, transitioned to the office of Chief Executive Officer on April 1, 2019 and was appointed as a director on February 13, 2020. Dr. Deller began his career at Hamworthy Combustion while also completing his Ph.D. In 1996, Dr. Deller joined Callidus, where he was employed in Project Engineering and Sales, and over the course of ten years advanced to serve as Chief Combustion Engineer and Manager of Burner Order Execution before being promoted to oversee Callidus’ entire burner business. From 2010 until he left Callidus, following the acquisition of Callidus by Honeywell, Dr. Deller served as General Manager with full profit and loss accountability for the Honeywell UOP Callidus burner business worldwide. During that time, he led his team in developing new international markets, including developing a leading market position in China. From May 2018 until he joined the Company, Dr. Deller served as the interim Global Operations Director for the entire Honeywell International UOP Callidus business, which includes flares and thermal oxidizers in addition to burners.

Dr. Deller has a Bachelor of Engineering in mechanical engineering from Portsmouth Polytechnic, U.K., a doctorate in flame chemistry from the University of Portsmouth, U.K., and an MBA from The University of London.

The investment experience that each of Ms. Meline and Messrs. Hoffman and Pate brings to our Board includes their experience in analyzing the operations of businesses, and particularly smaller capitalized companies, to determine the likelihood of success. Ms. Schrecker has significant financial, business, operational and industrial experience. In addition, Ms. Meline has significant experience with respect to best practices in corporate governance. We believe that their experience, together with the expertise brought to our operations by Dr. Deller, will help us achieve our goals of proving commercial viability of our products, generating interest from end users and original equipment manufacturers and licensing our technology. For these reasons, we concluded that each of these individuals should serve as a director.

None of our director nominees is related to any other director nominee or any officer. None of our director nominees has been involved in a legal proceeding that requires disclosure pursuant to Item 401(f) of Regulation S-K promulgated under the Exchange Act. Mr. Hoffman was selected as a director pursuant to the terms of a Voting Agreement we entered into with clirSPV LLC in July 2018. Mr. Pate was selected as a director pursuant to the terms of the Cooperation Agreement we entered into with Anthony DiGiandomenico and his affiliates in January 2019.

Director Compensation for 2021

The following table sets forth information concerning compensation for services rendered by our non-executive directors for 2021. The amounts represented in the “Option Awards” and “Restricted Stock Units” column reflect the grant date fair value of the options computed in accordance with FASB ASC Topic 718 and do not necessarily equate to the income that will ultimately be realized by the director for such awards.

	Fees					Nonqualified
	Earned	Restricted			Non-Equity	Deferred
	or Paid in	Stock	Option		Incentive Plan	Compensation	All Other
Name	Cash	Units	Awards		Compensation	Earnings	Compensation	Total
Robert T. Hoffman	$	$59,997	$67,000	(1)	$—	$—	$—	$126,997
Susanne L. Meline		69,748	76,213	(2)	—	—	—	145,961
Bruce A. Pate		57,744	66,164	(3)	—	—	—	123,908
Judith S. Schrecker		67,121	51,850	(4)				118,971
	$—	$254,610	$261,226		$—	$—	$—	$515,836

(1)	Since his appointment as a director, Mr. Hoffman has received grants of 13,153 shares of common stock, 26,292 shares of restricted stock units, and options for the purchase of 186,500 shares of common stock for his services.
(2)	Since her appointment as a director, Ms. Meline has received grants of 27,027 shares of common stock, 30,565 shares of restricted stock units, and options for the purchase of 204,750 shares of common stock for her services.
(3)	Since his appointment as a director, Mr. Pate has received 25,305 shares of restricted stock units, and options for the purchase of 169,250 shares of common stock as compensation for his services.
(4)	Since her appointment as a director, Ms. Schrecker has received 29,414 shares of restricted stock units, and options for the purchase of 17,000 shares of common stock for her services.

In 2021, each non-executive director’s annual compensation was paid in restricted stock units and options to purchase common stock. This component of the Company’s director compensation program is designed to build an ownership stake in the Company while providing an incentive to directors that corresponds with the returns recognized by our shareholders.

All directors are reimbursed for ordinary and reasonable expenses incurred in exercising their responsibilities in accordance with the Company’s expense reimbursement procedure applicable to all employees of the Company.

Other than the 2021 Equity Incentive Plan, the independent directors are not eligible to participate in the Company’s employee benefit plans, including the retirement plan.

Vote Required and Recommendation

The affirmative vote of the holders of a plurality of the shares of common stock present in person or represented by proxy and entitled to vote on the nominees will be required to approve each nominee. This means that the nominees receiving the most votes for election will be elected.

The Board unanimously recommends a vote “FOR” each of the nominees.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee shall not be deemed incorporated by reference into any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference therein.

The Audit Committee of the Board has:

●	reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2021 with management;
●	discussed with the Company’s independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission; and
●	received the written disclosures and letter from the independent auditors required by the applicable requirements of the Public Accounting Oversight Board regarding the independent auditors communications with the Audit Committee concerning independence, and has discussed with the independent auditor the independent auditor’s independence.

In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board that the consolidated financial statements audited by BPM LLP for the year ended December 31, 2021 be included in its Annual Report on Form 10-K for such fiscal year.

Audit Committee of the Board

Judith S. Schrecker, Chairperson

Susanne L. Meline

Bruce A. Pate

PROPOSAL 2 – APPROVE, ON AN ADVISORY BASIS, OF THE APPOINTMENT

OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Effective July 1, 2021, Gumbiner Savett Inc. (“GS”), our independent registered public accounting firm since 2011, combined with BPM LLP. As a result of this transaction, on July 1, 2021, GS resigned as the independent registered public accounting firm for the Company. Concurrent with such resignation, the Audit Committee approved the engagement of BPM LLP as our new independent registered public accounting firm for our fiscal year ended December 31, 2021. The Audit Committee of the Board also appointed BPM LLP as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2022.

Shareholder approval of the selection of BPM LLP as our independent registered public accounting firm is advisory only and is not required by our bylaws or the Washington Business Corporation Act. The Board seeks such approval as a matter of good corporate practice. Should the shareholders fail to approve the selection of BPM LLP as our independent registered public accounting firm, the Audit Committee will reconsider whether to retain that firm in the future. In making its recommendation to the Board that shareholders ratify the appointment of BPM LLP as our independent registered public accounting firm for the year ending December 31, 2022, the Audit Committee considered whether BPM LLP’s provision of non-audit services is compatible with maintaining its independence. The Audit Committee approved the audit fees, audit-related fees, tax fees and all other fees described below and believes such fees are compatible with the independence of BPM LLP.

	2021	2020
Audit Fees	$74,750	$62,000
Tax Fees	$15,303	$8,500
All Other Fees	$25,000	$30,085

Audit Fees. “Audit Fees” are the aggregate fees of BPM LLP and Gumbiner Savett Inc. attributable to professional services rendered in 2021 and 2020 for the audit of our annual consolidated financial statements and for review of condensed consolidated financial statements included in our quarterly reports on Form 10-Q, and for services that are normally provided by BPM LLP in connection with statutory and regulatory filings or engagements for those fiscal years.

Tax Fees. “Tax Fees” are the aggregate fees of BPM LLP and Gumbiner Savett Inc. billed for professional services rendered to us for tax compliance, tax advice, and tax planning.

All Other Fees. “All Other Fees” are the aggregate fees of BPM LLP and Gumbiner Savett Inc. attributable to customary agreed upon professional services in connection with the filing our prospectus supplement and the public offering completed in August 2020, filing recurring quarterly prospectus supplements in connection with our At-The-Market agreement executed in December 2020, and review of our annual proxy statements.

Pre-approval Policies and Procedures

The Audit Committee is required to review and approve in advance the retention of the independent registered public accounting firm for the performance of all audit and lawfully permitted non-audit services and the fees for such services. The required pre-approval policies and procedures were complied with during 2021 and 2020.

BPM LLP Representatives at Annual Meeting

We expect that representatives of BPM LLP will not be present at the Annual Meeting.

Vote Required and Recommendation

This is an advisory vote and does not require a minimum number of votes.

The Board unanimously recommends you vote “FOR” approval of the appointment of BPM LLP as our independent registered public accounting firm for the year ending December 31, 2022.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

The following is biographical information about our executive officers.

Colin James Deller, Ph.D., Chief Executive Officer and Secretary

See Dr. Deller’s biography included at Proposal 1.

Brent Hinds, Vice President and Controller, Treasurer

Mr. Hinds was appointed as our Treasurer, principal financial officer, and principal accounting officer on October 18, 2021. Prior to joining the Company, from July 2014 to September 2021, Mr. Hinds was employed by Enovation Controls, Inc., (“Enovation Controls”). Enovation Controls is a stand-alone subsidiary of Helios Technologies (NASDAQ: HLIO), focused on global sales, manufacturing, and application engineering operations, working directly with original equipment manufacturers. Mr. Hinds successively held the positions of Assistant Controller, Controller and Vice President of Finance. In his capacity, Mr. Hinds was responsible for overseeing accounting and finance department activities to ensure accuracy and timely dissemination of reports, including income statement, balance sheet, and cash flow. Prior to joining Enovation Controls, Mr. Hinds worked for Stinnett & Associates, LLC, a professional advisory firm for public and private companies, where he established risk-based audit programs to determine the adequacy and effectiveness internal control environments. Additionally, Mr. Hinds served as a compliance analyst at Baker Hughes Company. Mr. Hinds earned his Bachelor of Science in Accounting from Oklahoma State University and is a certified public accountant.

None of our executive officers is related to any of our directors or any other officer. None of our executive officers has been involved in a legal proceeding that requires disclosure pursuant to Item 401(f) of Regulation S-K promulgated under the Exchange Act. None of our officers was selected as such as a result of an arrangement or understanding between him and any other person.

Summary Compensation Table for 2021 and 2020

The table below summarizes the total compensation paid to or earned by our Chief Executive Officer, Vice President of Finance and Controller, and our Chief Financial Officer in 2021 and 2020, in accordance with Item 402(m)(2) of Regulation S-K. These officers are referred to herein as the “named executive officers” or “NEOs.” The amounts represented in the “Option Awards” column reflects the stock compensation expense recorded by the Company pursuant to ASC Topic 718 and does not necessarily equate to the income that will ultimately be realized by the named executive officers for such awards.

Summary Compensation Table

					Option
					Awards		All Other
Name and Principal		Salary	Bonus		(1)		Compensation (2)	Total
Position	Year	($)	($)		($)		($)	($)
Colin J. Deller	2021	350,000	—		99,712	(5)	75,197	524,909
Chief Executive Officer	2020	350,000	202,454	(4)	97,408	(6)	68,351	718,213
Brian G. Fike (8)	2021	117,071	—		79,630		150,616	347,317
Former Chief Financial Officer	2020	200,000	50,000	(4)	29,558		32,352	311,910
Brent Hinds (9)	2021	41,667	12,021	(3)	45,455	(7)	5,097	104,240
Vice President of Finance and Controller

(1)	The amounts included in this column are the aggregate dollar amounts of compensation expense recognized by us for financial statement reporting purposes in accordance with Accounting Standards Codification 718, Compensation-Stock Compensation, and includes amounts from option awards granted in 2021, 2020, 2019, 2018, and 2017. For information on the valuation assumptions used in calculating these dollar amounts, see Notes 2 and 8 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2021. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that may be recognized by the individuals upon option exercise.
(2)	Relates to healthcare benefits, relocation expenses and employer matching in a defined contribution retirement plan available to all employees.
(3)	Bonuses for 2021 were accrued in 2021 and paid in exercisable stock options during the first quarter of 2022.
(4)	Bonuses for 2020 were accrued in 2020 and paid in exercisable stock options issued during the first quarter of 2021.
(5)	Includes option awards of $86,707 from our 2011 Equity Incentive Plan and stock options of $13,005 issued to Dr. Deller as an inducement to accept our offer of employment.
(6)	Includes option awards of $45,147 from our 2011 Equity Incentive Plan and stock options of $52,261 issued to Dr. Deller as an inducement to accept our offer of employment.
(7)	Includes option awards of $45,455 from our 2021 Equity Incentive Plan to Mr. Hinds as a sign-on bonus to accept our offer of employment.
(8)	Mr. Fike passed away in July 2021
(9)	Mr. Hinds was appointed as our Vice President of Finance and Controller in October 2021

Outstanding Equity Awards

The following table sets forth information concerning outstanding equity awards held by our NEO’s at December 31, 2021.

	Equity Incentive		Equity Incentive
	Plan Awards:		Plan Awards:
	Number of Securities		Number of Securities
	Underlying Unexercised		Underlying Unexercised
	Options		Unearned Options
	(#)		(#)		Option Exercise	Option Expiration
Name	Exercisable		Unexercisable		Price ($)	Date
Colin J. Deller
	178,161	(1)	—		$0.94	2/14/30
	200,000	(1)	—		$2.25	1/28/29
	400,000	(1)	—		$1.16	1/28/29
	110,000	(2)	480,000	(2)	$3.37	1/10/31

The estate of Brian G Fike
	40,000	(1)	—		$0.89	7/28/22
	50,000	(1)	—		$2.25	7/28/22
	50,000	(1)	—		$1.21	7/28/22
	50,000	(1)	—		$1.21	7/28/22
	25,000	(1)	—		$1.90	7/28/22
	10,000	(1)	—		$3.80	7/28/22
	5,000	(1)	—		$4.21	7/28/22
	30,000	(1)	—		$2.93	7/28/22

Brent Hinds
	33,300	(3)	66,700	(3)	$1.83	10/18/31

(1)	At December 31, 2021, these options have vested 100%.
(2)	Unearned options vest upon completion of performance milestones as outlined in the option award agreement. The Board of Directors regularly monitor performance milestones to determine option vesting eligibility.
(3)	Unearned options vest 33% on the date of award and on October 18th of each calendar year thereafter until fully vested on October 18th, 2023. At December 31, 2021, these options have vested 33%.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

Employment Agreement with Colin James Deller

On January 28, 2019 (the “Effective Date”), the Company and Colin James Deller entered into an employment agreement pursuant to which the Company employed Dr. Deller as its President until April 1, 2019, at which time Dr. Deller became the Company’s Chief Executive Officer. Pursuant to the agreement, the Company pays Dr. Deller an annual salary of $350,000. As an inducement to accept employment with the Company, Dr. Deller was also granted an option to purchase 400,000 shares of the Company’s common stock at an exercise price of $1.16 per share and an option to purchase 200,000 shares of the Company’s common stock at an exercise price of $2.25 per share. Each option has a term of 10 years and has vested as follows: one-third of the options vested on the Effective Date; one-third of the options vested on the first anniversary of the grant date; and one-third of the options vested on the second anniversary of the grant date. The Company agreed to pay certain living and relocation expenses, not to exceed the sum of $100,000, related to Dr. Deller’s travel from Tulsa, Oklahoma to Seattle, Washington. As of January 2022, the Company changed its headquarters from Seattle, Washington to Tulsa, Oklahoma, and, as a result, the relocation expense clause became void. The Company incurred approximately $32,000 in travel and living expenses related to temporary housing in 2021.

Offer Letter with Brent Hinds

Mr. Hinds received an offer letter from the Company, dated as of September 30, 2021 and effective as of October 18, 2021 (the “Offer Letter”), setting forth the terms of his employment and compensation arrangement, which he accepted. Pursuant to the Offer Letter, Mr. Hinds is paid an annual base salary of $200,000 in addition to equity compensation and other benefits set forth in the Offer Letter. Mr. Hinds is also eligible to participate in such healthcare and other benefit programs made available to employees of the Company. His employment has no specified term and will be on an at-will basis.

Departure of Brian G. Fike

On July 28, 2021, Brian G. Fike, the Company’s Chief Financial Officer, Treasurer, and Secretary, passed away. As part of this untimely passing, the Company paid Mr. Fike’s estate $130,000 in severance pay, and immediately vested all outstanding stock option agreements. In addition, the Company amended option agreements by changing the expiration dates to July 28, 2022. Unaltered, Mr. Fike’s option agreements would have expired ninety days from the date of separation.

Change of Control Arrangements

All of the option awards and stock awards granted to the Company’s executive officers include change-in-control arrangements whereby any unvested stock options would vest or any repurchase rights for stock grants or, if exercised prior to vesting, stock options, would terminate as a result of a change in control.

Compensation Discussion

Overview

The Compensation Committee of the Board administers our executive compensation and benefit programs. The Compensation Committee is comprised exclusively of independent directors and oversees all compensation and benefit programs and actions that affect our executive officers.

Compensation Process and Role of Management

The Compensation Committee is responsible for determining and approving all compensation for our executive officers. Pursuant to its charter, the Compensation Committee recommends to the full Board the salary, annual incentive compensation or bonus, long-term incentive compensation in the form of stock options, restricted stock units, or stock grants, and all other employment, severance and change-in-control agreements applicable to executive officers. As discussed below, our Chief Executive Officer assists the Compensation Committee in its deliberations with respect to the compensation payable to our other executive officers.

At the end of or immediately following each fiscal year, our Chief Executive Officer evaluates executive officer performance for the prior fiscal year, other than his own performance, and discusses the results of such evaluations with the Compensation Committee. The Chief Executive Officer assesses each executive officer’s performance during the year based upon subjective factors concerning such officer’s individual business goals and objectives, and the contributions made by the executive officer to our overall results. The Chief Executive Officer then makes specific recommendations to the Compensation Committee for adjustments to base salary and the grant of a target bonus and/or equity award, if appropriate, as part of the compensation package for each executive officer, other than himself, for the next fiscal year.

The Compensation Committee reviews the performance of the Chief Executive Officer and determines all compensation for the Chief Executive Officer. The Chief Executive Officer is not present at the time the Compensation Committee reviews his performance and discusses his compensation.

Evaluation of Compensation Practices

In developing our director compensation program and as basis for establishing such compensation, the Compensation Committee gathers and reviews data from the National Association of Corporate Directors as well as for various publicly traded companies that the Compensation Committee believes to be similar to the Company in some respect, taking into consideration market capitalization, number of employees, amount of revenue, net cash used or generated in operations and the industries in which such companies operate. The goal is to attract qualified candidates and motivate director behavior by adequately compensating for the time, effort, and commitment required. Establishing a transparent process that includes industry standards and comparisons, while factoring in the unique circumstances of the Company, is critical. Compensation may be in the form of cash, options, restricted stock units, or stock with consideration given to the Company’s overall resources during any given period when making a determination regarding the appropriate mix of each component of director compensation. As a result of such review, in 2021, each non-executive director’s annual compensation was paid in a combination of options to purchase common stock, and restricted stock units. Equity compensation for directors is designed to build an ownership stake in the Company while conveying incentives relative to the returns recognized by our shareholders.

PROPOSAL 3 – APPROVE, ON AN ADVISORY BASIS, OF THE COMPENSATION

OF OUR NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY”)

In recent years, good corporate governance commentators and advisors have advocated and, increasingly, governmental regulatory authorities, including the Securities and Exchange Commission, are mandating that public companies initiate procedures to ensure that our shareholders have input on our compensation programs for our named executive officers. This is commonly known as “Say-on-Pay.”

Our Board values and encourages constructive dialogue on executive compensation and other important governance topics with our shareholders, to whom it is ultimately accountable. We urge you to read this proxy statement for additional details on the Company’s executive compensation.

Our Say-on-Pay Proposal is designed to provide our shareholders with the opportunity to consider and vote upon the compensation paid to our named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the compensation table and narrative discussion. Although the vote is advisory and non-binding on the Company or the Board, our Board and the Compensation Committee will review the voting results. To the extent there is any significant lack of support for the compensation of our named executive officers, we would expect to initiate procedures designed to help us better understand shareholder concerns. We ask our shareholders to approve a Say-on-Pay proposal each year.

Shareholders will be asked at the annual meeting to approve the following resolution pursuant to this Proposal 3:

RESOLVED, that the shareholders of ClearSign Technologies Corporation approve, on an advisory basis, the compensation of the Company’s “named executive officers,” as such compensation is described in the tabular disclosure regarding such compensation under the caption “Executive Compensation” and the accompanying narrative disclosure, set forth in the proxy statement for the 2022 Annual Meeting of Shareholders.

Marking the proxy card “For” indicates approval of the foregoing resolution; marking the proxy card “Against” indicates lack of support for the foregoing resolution and the compensation of our named executive officers. You may abstain by marking the “Abstain” box on the proxy card.

Vote Required and Recommendation

This is an advisory vote and does not require a minimum number of votes.

The Board unanimously recommends you vote “FOR” the approval of the foregoing resolution approving the compensation paid to our named executive officers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information known to us about beneficial ownership of our common stock by:

●	each of our directors;
●	each individual identified as an NEO in the section of this report titled “Executive Compensation,”
●	all of our directors and executive officers as a group; and
●	each shareholder known by us to beneficially own 5% or more of our common stock.

Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC. Under these rules, beneficial ownership generally includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares that an individual or entity has the right to acquire ownership of on or before June 13, 2022, which is 60 days from the Record Date, through the exercise of any option, warrant, conversion privilege or similar right. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock that could be issued upon the exercise of outstanding options, restricted stock units, and warrants that are exercisable on or before June 13, 2022 are considered to be outstanding. These shares, however, are not considered outstanding as of the Record Date when computing the percentage ownership of each other person.

To our knowledge, except as indicated in the footnotes to the following table and subject to state community property laws where applicable, all beneficial owners named in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Applicable percentage of ownership is based on ClearSign’s 32,160,131 shares of common stock outstanding as of April 14, 2022.

	Amount of
	Beneficial
	Ownership		Percent
Name and Address of Beneficial Owner (1)	(2)		of Class
Directors and Officers:
Colin James Deller	888,161	(3)	2.8%
Brent Hinds	46,088	(4)	0.1%
Brian G. Fike	270,071	(5)	0.8%
Robert T. Hoffman	6,178,140	(6)	19.2%
Susanne L. Meline	286,272	(7)	0.9%
Bruce A. Pate	374,250	(8)	1.2%
Judith S. Schrecker	17,000	(9)	0.1%
All Directors and Executive Officers as a Group (7 persons)	8,059,982		25.1%

(1)	The address of each officer and director is 8023 East 63rd Place Suite 101 Tulsa, Oklahoma 74133.
(2)	Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and is generally assigned to the person holding voting power and/or investment power with respect to securities. With the exception of the securities beneficially owned by our officers and directors and their affiliates, the ownership of the shares of common stock listed above were determined using public records.
(3)	Includes options to purchase 888,161 shares of common stock which may be exercised on or before June 13, 2022. Excludes options to purchase 480,000 shares of common stock none of which will vest on or before June 13, 2022.
(4)	Includes options to purchase 46,088 shares of common stock which may be exercised on or before June 13, 2022. Excludes options to purchase 66,700 shares of common stock none of which will vest on or before June 13, 2022.

(5)	Includes common stock holdings of 10,071 and options to purchase 260,000 shares of common stock which may be exercised on or before June 13, 2022.
(6)	Includes common stock holdings of 123,672 shares and options to purchase 186,500 shares of common stock which may be exercised on or before June 13, 2022. Excludes 52,301 shares of restricted stock units none of which is expected to vest on or before June 13, 2022. Mr. Hoffman is the managing member of GPclirSPV LLC which is the managing member of clirSPV LLC, the owner of 5,867,968 shares of common stock.
(7)	Includes common stock holdings of 81,522 and options to purchase 204,750 shares of common stock which may be exercised on or before June 13, 2022. Excludes 60,800 shares of restricted stock units none of which is expected to vest on or before June 13, 2022.
(8)	Includes common stock holdings of 100,000 shares owned by the Pate Family Trust and 105,000 shares owned by Pate Capital Partners LP, a private investment partnership. Includes options to purchase 169,250 shares of common stock which may be exercised on or before June 13, 2022. Excludes 50,339 shares of restricted stock units none of which is expected to vest on or before June 13, 2022.
(9)	Includes options to purchase 17,000 shares of common stock which may be exercised on or before June 13, 2022. Excludes 58,512 shares of restricted stock units none of which is expected to vest on or before June 13, 2022.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Participation in Common Stock Offering

In August 2020, the Company completed a registered public offering of the shares of its common stock pursuant to an effective registration statement on Form S-3 (File No. 333-232402) (the “Offering”). The following directors participated in the Offering on the same terms as the other investors and purchased shares of our common stock at a price of $2.00 per share.

Bruce A. Pate	35,000
Susanne L. Meline	5,000
All Directors and Executive Officers as a Group (2 persons)	40,000

Investment by clirSPV LLC

Robert T. Hoffman Sr., one of our directors, is the managing member of GPCLIRSPV LLC, which is the managing member of clirSPV LLC. Mr. Hoffman has voting and investment control over the shares of common stock owned by clirSPV LLC.

In connection with a private placement of the Company’s common stock pursuant to a Stock Purchase Agreement dated July 12, 2018, the Company granted to clirSPV LLC a right to purchase certain new equity securities that the Company sells for the purpose of raising capital on terms and conditions no different from those offered to other purchasers (the “Participation Right”) so that it could maintain a 19.99% percentage ownership (the Percentage Ownership“) of the Company’s outstanding common stock. The Participation Right will expire on December 31, 2023. Further, in conjunction with this investment made by clirSPV LLC, we entered into a Voting Agreement with clirSPV LLC pursuant to which Mr. Hoffman was named as a director.

Because certain elements of the Participation Right, such as the notice provisions, were not compatible with the Offering, in a written waiver dated August 18, 2020, and fully executed on August 19, 2020, clirSPV LLC waived its right to exercise the Participation Right in connection with the Offering. In lieu of participating in the Offering, the Company and clirSPV LLC agreed that, following the initial closing of the Offering, clirSPV LLC may purchase from the Company, at the price sold to investors in the Offering, unregistered shares of its common stock in a number that will allow it to maintain its Percentage Ownership. In September 2020, clirSPV LLC exercised this right and purchased 654,425 shares of our common stock at a price of $2.00 per share.

In addition, we entered into a written waiver with clirSPV LLC, dated December 18, 2020, pursuant to which clirSPV LLC waived its right to exercise the Participation Right in connection with our At-The-Market (“ATM”) offering with Virtu Americas LLC, as sales agent. In lieu of participating in such offering, we agreed that, for each sale of no less than 100,000 shares of our common stock to a single investor (each such sale, a “Block Trade”) made in the ATM offering, clirSPV LLC may, for a period of 20 business days following such Block Trade, purchase from us at the price sold to such investor in the Block Trade, unregistered shares of our common stock up to a number of shares of common stock that will allow clirSPV LLC to maintain the Percentage Ownership.

REQUIREMENTS FOR ADVANCE NOTIFICATION OF NOMINATIONS

AND SHAREHOLDER PROPOSALS

Shareholder proposals are reviewed by the Corporate Secretary for compliance with the requirements for such proposals, which are set forth in Regulation 14a-8 of the Exchange Act. Shareholder proposals that meet these requirements will be summarized by the Corporate Secretary. Summaries and copies of the shareholder proposals are circulated to the Chairman of the Board.

Shareholder proposals submitted to us pursuant to Rule 14a-8 promulgated under the Exchange Act for inclusion in our proxy statement and form of proxy for our 2022 Annual Meeting of shareholders must be received by us no later than December 23, 2022, which is 120 calendar days before the one-year anniversary of the date on which the Company first mailed this proxy statement, and must comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission. Shareholder proposals should be addressed to our Corporate Secretary at 8023 East 63rd Place Suite 101 Tulsa, Oklahoma 74133.

Recommendations from shareholders that are received after the deadline likely will not be considered timely for consideration by the Board for next year’s Annual Meeting.

OTHER MATTERS

The Board does not intend to bring any other matters before the Annual Meeting and has no reason to believe any other matters will be presented. If other matters properly come before the Annual Meeting, however, it is the intention of the persons named as proxy agents in the enclosed proxy card to vote on such matters as recommended by the Board, or if no recommendation is given, in their own discretion.

A copy of our Annual Report on Form 10-K for the year ended December 31, 2021, which includes certain financial information about ClearSign, is enclosed together with this proxy statement. Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 as filed with the SEC (exclusive of exhibits and documents incorporated by reference), may also be obtained for free by directing written requests to: our Corporate Secretary, ClearSign Technologies Corporation, 8023 East 63rd Place Suite 101 Tulsa, Oklahoma 74133. Copies of exhibits and basic documents filed with the Annual Report on Form 10-K or referenced therein will be furnished to shareholders upon written request and payment of a nominal fee in connection with the furnishing of such documents. You may also obtain the Annual Report on Form 10-K over the Internet at the SEC’s website, www.sec.gov, or on our website, www.clearsign.com, under the heading “Investors-Investor Information-SEC Filings”.

If you and other residents at your mailing address own shares in street name, your broker or bank may have sent you a notice that your household will receive only one copy of proxy materials for each company in which you hold shares through that broker or bank. This practice of sending only one copy of proxy materials is known as householding. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of our proxy statement to your address. If you want to receive separate copies of the proxy materials in the future, or you are receiving multiple copies and would like to receive only one copy per household, you should contact your stockbroker, bank or other nominee record holder, or you may contact us at the address or telephone number below. In any event, if you did not receive an individual copy of our proxy materials, we will send a copy to you if you address your written request to, or call, Brent Hinds, Vice President and Controller, 8023 East 63rd Place Suite 101 Tulsa, Oklahoma 74133, telephone number (918) 935-4898.

SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 PM ET on 06/05/2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/CLIR2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/05/2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. CLEARSIGN TECHNOLOGIES CORP 8023 E. 63RD PL. SUITE 101 TULSA, OK 74133 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the AllAll The Board of Directors recommends you vote FOR the following: nominee(s) on the line below. 0 0 0 1. Election of Directors Nominees 01) Robert T. Hoffman Sr. 02) Susanne L. Meline 03) Colin James Deller 04) Bruce A. Pate 05) Judith S. Schrecker The Board of Directors recommends you vote FOR proposals 2 and 3. 2. Approve, on an advisory basis, the appointment of BPM LLP. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022. 3. Approve, on an advisory basis, the compensation paid to the Company's named executive officers. For 0 0 Against 0 0 Abstain 0 0 NOTE: Transact any other business as may properly come before the Annual Meeting or any adjournments thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000564801_1 R1.0.0.24

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com

CLEARSIGN TECHNOLOGIES CORPORATION

Annual Meeting of Shareholders

June 6, 2022 1:00 PM Central Time

This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Colin James Deller and Brent Hinds, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of CLEARSIGN TECHNOLOGIES

CORPORATION that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 1:00 PM Central Time on June 6, 2022, at

www.virtualshareholdermeeting.com/CLIR2022, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side0000564801_2 R1.0.0.24